UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2020

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange
Floating-Rate Senior Notes Due 2020	UPS20A	New York Stock Exchange
1.625% Senior Notes Due 2025	UPS25	New York Stock Exchange
1% Senior Notes due 2028	UPS28	New York Stock Exchange
0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange
1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 19, 2020, the Company entered into an agreement (the “Underwriting Agreement”) with the underwriters listed on Schedule II thereto (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $1,000,000,000 principal amount of 3.900% Senior Notes due 2025, $750,000,000 principal amount of 4.450% Senior Notes due 2030, $500,000,000 principal amount of 5.200% Senior Notes due 2040, and $1,250,000,000 principal amount of 5.300% Senior Notes due 2050 (the “Transaction”).

The Company intends to use the net proceeds of the Transaction to repay $424 million aggregate principal amount of the Company’s 8.375% Debentures due 2020, to repay €500 million aggregate principal amount of the Company’s Floating Rate Senior Notes due 2020, to repay commercial paper and for general corporate purposes. Pending such uses of the net proceeds, the Company may invest the proceeds in highly liquid short-term securities.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The Company is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission certain items related to the Transaction that are to be incorporated by reference into its Registration Statement on Form S-3ASR (Registration No. 333-234175).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

  1.1 Underwriting Agreement

  4.1 Form of 3.900% Senior Notes due 2025

  4.2 Form of 4.450% Senior Notes due 2030

  4.3 Form of 5.200% Senior Notes due 2040

  4.4 Form of 5.300% Senior Notes due 2050

  5.1 Opinion of King & Spalding LLP

23.1 Consent of King & Spalding LLP (included in Exhibit 5.1)

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: March 24, 2020	By:	/s/ BRIAN NEWMAN
Name: Brian Newman
Title: Senior Vice President, Chief Financial Officer and Treasurer